UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 25, 2007

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement.

On May 25, 2007, BreitBurn Operating L.P. (“BreitBurn Operating”), a wholly owned subsidiary of BreitBurn Energy Partners L.P. (the “Partnership”), entered into an ORRI Distribution Agreement and Limited Partner Interest Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with TIFD X-III LLC (“TIFD”), pursuant to which BreitBurn Operating agreed to acquire TIFD’s interest in BreitBurn Energy Partners I, L.P. (“BEPI”), as a limited partner, for a total purchase price of approximately $82 million (the “BEPI Acquisition”).  A copy of the Purchase and Sale Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

BEPI owns properties in the East Coyote and Sawtelle Fields in the Los Angeles Basin in California.  The general partner of BEPI is an affiliate of the general partner of the Partnership in which the Partnership has no ownership interest. As part of the transaction BEPI is distributing to an affiliate of TIFD a 1.5% Override (as defined in the Purchase and Sale Agreement) that will burden the Partnership’s interest in BEPI. A copy of the BEPI Amended and Restated Agreement of Limited Partnership is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Unit Purchase Agreement.

On May 25, 2007, the Partnership also entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”) with Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company, GPS New Equity Fund L.P., GPS MLP Fund LP, Royal Bank of Canada, Lehman Brothers MLP Opportunity Fund L.P., ZLP Fund, L.P. and Structured Finance Americas, LLC (the “Purchasers”) to sell approximately $92 million of common units representing limited partner interests of the Partnership (the “Common Units”) in a private placement (the “Private Placement”). The Partnership issued and sold 2,967,744 Common Units to the Purchasers pursuant to the Unit Purchase Agreement on May 25, 2007.  The negotiated purchase price for the Common Units was $31.00 per unit.  The Private Placement was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof.  A copy of the Unit Purchase Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

The Partnership used the net proceeds from the Private Placement to fund the BEPI Acquisition, including the termination of existing hedges related to future production from BEPI.

Pursuant to the Unit Purchase Agreement, the Partnership agreed to indemnify the Purchasers and their respective officers, directors and other representatives against certain losses resulting from any breach of the Partnership’s representations, warranties or covenants contained therein.

In connection with the closing of the Unit Purchase Agreement, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated May 25, 2007 with the Purchasers.  A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.  Pursuant to the Registration Rights Agreement, the Partnership is required to file a shelf registration statement to register the Common Units and use its commercially reasonable efforts to cause the registration statement to become effective within 275 days of the closing date (the “Registration Deadline”). In addition, the Registration Rights Agreement gives the Purchasers piggyback registration rights under certain circumstances.  These registration rights are transferable to affiliates of the Purchasers and, in certain circumstances, to third parties.

If the shelf registration statement is not effective by the Registration Deadline, then the Partnership must pay the Purchasers liquidated damages of 0.25% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period for the first 60 days following the Registration Deadline. This amount will increase by an additional 0.25% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period for each subsequent 60 days, up to a maximum of 1.0% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period. The aggregate amount of liquidated damages the Partnership must pay will not exceed 10.0% of the aggregate purchase price.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 25, 2007, the Partnership issued a press release announcing the signing and closing of the BEPI Acquisition. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 29, 2007, the Partnership issued a press release announcing revised guidance for 2007. A copy of the press release is furnished and attached as Exhibit 99.2 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

4.1		Registration Rights Agreement, dated as of May 25, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

10.1	*	ORRI Distribution Agreement Limited Partner Interest Purchase and Sale Agreement, dated as of May 24, 2007, by and among BreitBurn Operating L.P. and TIFD X-III LLC.

10.2		Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners I, L.P. dated as of May 5, 2003

10.3	*	Unit Purchase Agreement, dated as of May 25, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

99.1		Press Release of BreitBurn Energy Partners L.P., dated May 25, 2007.

99.2		Press Release of BreitBurn Energy Partners L.P., dated May 29, 2007.

*                                 The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BreitBurn GP, LLC,
its general partner

Date: May 29, 2007	By:	/s/Halbert S. Washburn
Halbert S. Washburn
Co-Chief Executive Officer

EXHIBIT INDEX

4.1		Registration Rights Agreement, dated as of May 25, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

10.1	*	ORRI Distribution Agreement Limited Partner Interest Purchase and Sale Agreement, dated as of May 24, 2007, by and among BreitBurn Operating L.P. and TIFD X-III LLC.

10.2		Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners I, L.P. dated May 5, 2003

10.3	*	Unit Purchase Agreement, dated as of May 25, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

99.1		Press Release of BreitBurn Energy Partners L.P., dated May 25, 2007.

99.2		Press Release of BreitBurn Energy Partners L.P., dated May 29, 2007.

*                                 The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.